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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                                 August 14, 2002
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                Date of Report (Date of earliest event reported)

                               M&F Worldwide Corp.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware              001-13780                   02-0423416
     -------------------- ------------------------ -------------------------
       (State or Other      (Commission File No.)        (I.R.S. Employer
        Jurisdiction of                                    Identification
        Incorporation)                                     No.)

        35 East 62nd Street
        New York, New York                                10021
        --------------------------------    --------------------------------
          (Address of Principal                        (Zip Code)
          Executive Offices)

                                 (212) 572-8600
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit No.  Description

              99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

              99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Other Events and Regulation FD Disclosure

     On August 14, 2002, each of the Chief Executive Officer, Howard Gittis, and Chief Financial Officer, Todd J. Slotkin, of M&F Worldwide Corp., executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              M&F Worldwide Corp.


                                              By:   /s/  Glenn P. Dickes
                                              ---------------------------
                                              Glenn P. Dickes
                                              Secretary

Date: August 14, 2002

















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                                  EXHIBIT INDEX

        Exhibit No.     Description

       Exhibit 99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

       Exhibit 99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002














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